The Union Central Life Insurance Company
                             ("Union Central Life")

                                Carillon Account
                              ("Separate Account")

                                 Supplement to:

                                Advantage VA III
                          Prospectus Dated May 1, 2010

                        Supplement Dated March 16, 2012


For Advantage VA III Contracts issued in states other than New York:

Effective May 1, 2012, the Capital Growth asset allocation model will no longer be available for use with a Guaranteed Lifetime Withdrawal Benefit ("GLWB") rider that is active. A GLWB rider is active when it is in the Accumulation Phase or the Withdrawal Phase. Balanced, Moderate, and Conservative asset allocation models remain available for GLWB riders that are active.

Therefore, the Asset Allocation Program and GLWB Rider sections of your prospectus are revised by deleting the Capital Growth model from the list of models available for use with an active GLWB rider.

If you are invested in the Capital Growth model and you do not select an available allocation model prior to May 1, 2012, we will transfer your total Contract value from the Capital Growth model to the Balanced model at the close of business on April 30. You may later request to transfer your total Contract value from the Balanced model to either of the remaining asset allocation models (Moderate or Conservative).

We have the right to discontinue access to an allocation model (except for Contracts issued in the State of New York). The prospectus requires that we notify you within 30 days prior to the change if an allocation model will be discontinued. (Please see the GLWB Rider section of the prospectus, specifically the sub-section on Asset Allocation.)

The Capital Growth model is discontinued only for Contract Owners who have active GLWB riders.


All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented.

       Please retain this supplement with the current prospectus for your variable policy issued by The Union Central Life Insurance Company.
 If you do not have a current prospectus, please contact Union Central Life at
                                1-800-319-6902.